UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

DIAMONDHEAD CASINO CORPORATION

DELAWARE

COMMISSION FILE NUMBER: 0-17529

IRS EMPLOYER IDENTIFICATION NO. 59-2935476

1013 Princess Street

Alexandria, Virginia 22314

(703) 683-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a- 12 under the Securities Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 1, 2024, CBIZ CPA’s P.C. acquired the attest business of Marcum LLP (“Marcum”). On May 5, 2025, Marcum informed Diamondhead Casino Corporation (the “Company”) that Marcum resigned as the Company’s independent registered public accounting firm. On May 5, 2025, the Company, with the approval of the Board of Directors, engaged CBIZ CPAs P.C. as the Company’s independent registered public accounting firm.

Neither of Marcum’s reports on the financial statements of the Registrant for either of the past two fiscal years ended December 31, 2024 and December 31, 2023 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through May 5, 2025, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Registrant’s two most recent fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through May 5, 2025, the Company had the following “reportable events” (as such term is defined in Item 304 of Regulation S-K): As disclosed in Part II, Item 9A of the Company’s Form 10-K’s for the fiscal years ended December 31, 2024 and December 31, 2023, there were material weaknesses identified in internal control related to the segregation of duties within accounting functions inasmuch as the Company had only one employee and the Company had not been timely in its financial reporting functions inasmuch as it had not developed and effectively communicated its accounting policies and procedures, resulting in inconsistent practices with respect to complex accounting transactions. The Company has designed and instituted policies and procedures to eliminate and/or mitigate the foregoing.

The Registrant has provided Marcum with a copy of the above disclosures prior to this filing with the Securities and Exchange Commission (the “Commission”). A letter to the Commission, dated May 8, 2025, from Marcum, regarding its concurrence with the statements made by the Registrant in this current report concerning the dismissal of Marcum as the Registrant’s independent registered public accounting firm, is attached as Exhibit 16 hereto.

During the Registrant’s two most recent fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period through May 5, 2025, neither the Registrant nor anyone on its behalf has consulted with CBIZ CPAs P.C. with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant that CBIZ CPAs P.C. concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16	Letter from Marcum LLP dated May 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION

By:	/s/ Deborah A. Vitale
Name:	Deborah A. Vitale
Title:	President

Dated: May 8, 2025